                                                                  EXHIBIT 10(jj)


                   THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT





         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of November 1, 1998, is entered into between FINOVA CAPITAL CORPORATION, a Delaware corporation, ("FINOVA"), and SOUTH TEXAS DRILLING & EXPLORATION, INC., a Texas corporation ("Borrower").

                                     RECITAL

         A. Borrower and FINOVA have previously entered into that certain Loan and Security Agreement dated as of May 8, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June 18, 1997 and that certain Second Amendment to Loan and Security Agreement dated as of October 21, 1997, (the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Borrower has requested FINOVA to (a) amend the Loan Agreement to (i) extend the Initial Term to November 1, 2000, (ii) consolidate Term Loan A, Term Loan B, Term Loan C and the outstanding amounts under the Capital Expenditure Facility as of the date hereof under one promissory note and (iii) reduce the interest rate for Receivable Loans and the Term Loans; and (b) reset and waive compliance by Borrower with the financial covenant pertaining to minimum debt service coverage ratio set forth in the Loan Agreement.

         C. FINOVA is willing to further amend the Loan Agreement and make such waiver under the terms and conditions set forth in this Amendment. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of FINOVA's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment to "Loans" Provisions of the Loan Agreement.

                  (a) The second to the last sentence of Section 1.1 of the Loan Agreement, entitled "Loan Facilities", is hereby amended in its entirety to read as follows:


                  "The maximum aggregate amount of Loans available to Borrower from time to time hereunder shall be reduced dollar for dollar from the Subsequent Total Facility Amount upon amortization of the outstanding principal amount of the Term Loan and the aggregate amount borrowed under the Capital Expenditure Facility and the aggregate amount of Receivable Loans outstanding."

                  (b) The definition set forth in the Schedule to the Loan Agreement under the section entitled "INITIAL TOTAL FACILITY AMOUNT (Section 1.1)" is hereby amended in its entirety as follows:

                  "INITIAL TOTAL FACILITY AMOUNT (SECTION 1.1):

                           One Million Seven Hundred Fifty Thousand Dollars
                  ($1,750,000)"

                  (c) The definition set forth in the Schedule to the Loan Agreement under the section entitled "SUBSEQUENT TOTAL FACILITY AMOUNT (Section 1.1)" is hereby amended in its entirety as follows:

                  "SUBSEQUENT TOTAL FACILITY AMOUNT (SECTION 1.1):

                           Three Million Six Hundred Seventy Five Thousand
                  Dollars ($3,675,000)"

                  (d) Paragraph B of the Section in the Schedule to the Loan Agreement entitled "LOANS (Section 1.2)" is hereby amended in its entirety as follows:

                  "B. Term Loan: A term loan against the value of Borrower's machinery and equipment in the original principal amount of Two Million Five Hundred Seventy Five Thousand Dollars ($2,575,000) (the 'Term Loan') which shall be evidenced by and payable in accordance with the terms of a Secured Promissory Note by Borrower in favor of FINOVA, substantially in the form of Exhibit A attached hereto (the 'Term Note')."

         2. Amendment to "Interest Rate and Other Charges" Provisions of the Loan Agreement. The first sentence of the paragraph entitled "Interest" under the Section in the Schedule to the Loan Agreement entitled "INTEREST AND FEES (Section 3.1)" is hereby amended in its entirety as follows:

                  "Interest. Borrower shall pay FINOVA interest on the daily outstanding balance of Borrower's Receivable Loans account at a per annum rate of one and three-quarters (1.75) percentage points in excess of the rate of interest announced publicly by CitiBank, N.A. from time to time as its 'base rate' (or any successor thereto), which may not be such institution's lowest rate (the 'Base Rate')."


         3. Amendment to Financial Covenant Provisions of the Loan Agreement. The covenant set forth in the Schedule to the Loan Agreement under the heading "Total Debt Service Coverage" in the Section entitled "FINANCIAL COVENANTS (Section 13.14)" is hereby amended in its entirety to read as follows:

         "Total Debt Service
          Coverage:           Borrower shall maintain Total Debt Service
                              Coverage of not less than 1.0 to 1.0."


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

         4. Amendment to Term; Termination Provisions of the Loan Agreement.

                  (a) The paragraph set forth in the Schedule to the Loan Agreement under the section entitled "TERM (Section 16.1)" is hereby amended in its entirety as follows:

                           "The initial term of this Agreement shall be from May
                  8, 1996 through November 1, 2000 (the 'Initial Term') and shall be automatically renewed for successive periods of one
                  (1) year each (each, a 'Renewal Term'), unless earlier terminated as provided in Section 16 or 17 above or elsewhere in this Agreement."

                  (b) The paragraph set forth in the Schedule to the Loan Agreement under the section entitled "TERMINATION FEE (Section 16.4)" is hereby amended in its entirety as follows:

                  "The Termination Fee provided in Section 16.4 shall be in the amount set forth below during the periods indicated:

                  (i) two percent (2%) of the Subsequent Total Facility Amount, if such early termination occurs on or before November 1, 1999; or

                  (ii) one percent (1%) of the Subsequent Total Facility Amount, if such early termination occurs after November 1, 1999."

         5. Amendment to the Definitions in the Loan Agreement.

                  (a) The definition of "Term Loan" set forth in Section 18 of the Loan Agreement is hereby amended in its entirety as follows:

                           "'Term Loan Note' has the meaning set forth in the
                  Schedule."

                  (b) The definition of "Term Loan Note" set forth in Section 18 of the Loan Agreement is hereby amended in its entirety as follows:

                           "'Term Loan Note' has the meaning set forth in the
                  Schedule."

                  (c) The definition of "Total Debt Service Coverage" set forth in Section 18 of the Loan Agreement is hereby amended in its entirety as follows:

                           "'Total Debt Service Coverage' means the ratio of
                  Operating Cash Flow for the fiscal quarter then ended on March 31, June 30, September 30 or December 31 to the Total Debt Service for the fiscal quarter then ended on the same date."

         6. Consolidation of Term Loans. FINOVA and Borrower acknowledge and agree that (a) the outstanding amounts as of the date hereof under Term Loan A, Term Loan B, Term Loan C and the Capital Expenditure Facility are hereby consolidated as the "Term Loan" under the Loan Agreement; (b) the Term Loan A Amended and Restated Secured Promissory Note



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


dated as of May 8, 1996 in the original principal amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000), the Term Loan B Secured Promissory Note dated as of June 18, 1997 in the original principal amount of One Million Fifty Thousand Dollars ($1,050,000), the Term Loan C Secured Promissory Note dated as of October 21, 1997 in the original principal amount of Six Hundred Thousand Dollars ($600,000), the Secured Capital Expenditure Loan Note dated as of October 22, 1997 in the original principal amount of Three Hundred Seventy Thousand Seven Hundred Thirty Dollars ($370,730) and the Secured Capital Expenditure Loan Note dated as of December 1, 1997 in the original principal amount of One Hundred Forty Eight Thousand Seven Hundred Thirty Six Dollars ($148,736) are hereby replaced in their entirety with that certain Secured Promissory Note in the original principal amount of Two Million Five Hundred Seventy Five Thousand Dollars ($2,575,000) by Borrower in favor of FINOVA substantially in the form of Exhibit A attached hereto; and (c) Exhibit A attached hereto is hereby added to the Loan Agreement as Exhibit A thereto.

         7. Waiver by FINOVA of Compliance with Financial Covenant. Borrower hereby acknowledges (i) that it was not in compliance with the financial covenant relating to the Total Debt Service Coverage ratio set forth in Section
13.14 of the Schedule to the Loan Agreement as of the months ending May 31, 1998, June 30, 1998, July 31, 1998, August 31, 1998 and September 30, 1998, (ii)
that it has advised FINOVA that it will not be in compliance with such financial covenant as of the month ending October 31, 1998 and (iii) that such non-compliance constitutes an Event of Default under the Loan Agreement. FINOVA hereby waives compliance by Borrower with such Total Debt Service Coverage financial covenant for such months, and shall not exercise its rights and remedies under the Loan Agreement or applicable law in respect of such Event of Default; provided, however, that FINOVA shall be free to exercise all of its rights and remedies under the Loan Agreement in the event of Borrower's violation or breach after October 31, 1998, of such Total Debt Service Coverage financial covenant. The foregoing waiver is not a continuing waiver, and FINOVA does not by this waiver amend the terms and provisions of the Loan Agreement. Upon the occurrence of any Event of Default after the date hereof, or in the event that FINOVA learns of any Event of Default which occurred prior to the date hereof (other than a breach of the Total Debt Service Coverage financial covenant for the months referenced above), FINOVA shall be free to exercise any and all of its various rights and remedies under the Loan Agreement.

         8. Effectiveness of this Amendment. FINOVA must have received the following items, in form and content acceptable to FINOVA, before this Amendment is effective and before FINOVA is required to extend any credit to Borrower as provided for by this Amendment.

                  (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrower.

                  (b) Term Note. The Term Note duly executed by Borrower in favor of FINOVA.

                  (c) Authorizations. Evidence that the execution, delivery and performance by Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.


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

                  (d) Representations and Warranties. The representations and warranties set forth in the Loan Agreement must be true and correct.

                  (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA.

                  (f) Payment of Modification Fee. FINOVA shall have received from Borrower a modification fee of Ten Thousand Dollars ($10,000) for the processing and approval of this Amendment.

         9. Representations and Warranties. The Borrower represents and warrants as follows:

                  (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment, as applicable, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by the Borrower of this Amendment, and the performance by each Loan Party of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.

                  (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Loan Party hereto or thereto, enforceable against such Loan Party in accordance with its terms, and is in full force and effect.

                  (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

                  (d) No Default. No event has occurred and is continuing that constitutes an Event of Default except as referenced in paragraph 7 hereof.

         10. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of Arizona governing contracts only to be performed in that State.

         11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this



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Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         12. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

         13. Reference to and Effect on the Loan Documents.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to FINOVA.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of FINOVA under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         14. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         15. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default except as referenced in paragraph 6 hereof and no right of offset, defense, counterclaim or objection in favor of Borrower as against FINOVA with respect to the Obligations.

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

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                             "BORROWER"

                                             SOUTH TEXAS DRILLING &
                                             EXPLORATION, INC.,
                                             a Texas corporation

                                             By:  /s/ [ILLEGIBLE]
                                                --------------------------------

                                             Title: President & CEO
                                                   -----------------------------

                                             "FINOVA"

                                             FINOVA CAPITAL CORPORATION,
                                             a Delaware corporation

                                             By:  /s/ [ILLEGIBLE]
                                                --------------------------------

                                             Title: VP
                                                   -----------------------------


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                                                                       EXHIBIT A

                            SECURED PROMISSORY NOTE

$2,575,000                                                      November 1, 1998

         FOR VALUE RECEIVED, SOUTH TEXAS DRILLING & EXPLORATION, INC., a Texas corporation ("Borrower"), promises to pay to the order of FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), at its offices at 311 South Wacker Drive, Suite 4400, Chicago, Illinois, or at such other place or places as FINOVA may from time to time designate in writing, the principal sum of Two Million Five Hundred Seventy Five Thousand Dollars ($2,575,000), plus interest in the manner and upon the terms and conditions set forth below. This Secured Promissory Note ("Note") is made pursuant to that certain Loan and Security Agreement dated as of May 8, 1996, as amended, between FINOVA and Borrower (the "Loan Agreement"), the provisions of which are incorporated herein by this reference. Capitalized terms herein, unless otherwise noted, shall have the meaning set forth in the Loan Agreement.

1. Schedule of Payments.

         This Note shall be payable as follows:

                  (a) Twenty-four (24) equal successive monthly installments of principal of Thirty Thousand Six Hundred Fifty Four and 76/100 Dollars ($30,654.76) each on the first day of each month, beginning November 1, 1998, and continuing through and including October 1, 1998: and

                  (b) A final installment of One Million Eight Hundred Thirty Nine Thousand Two Hundred Eighty Five and 80/100 Dollars ($1,839,285.80) on November 1, 2000, together with accrued interest on the principal balance from time to time remaining unpaid, payable monthly on the first day of each and every month, beginning November 1, 1998.

2. Rate and Payment of Interest.

         Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be at the rate of one and three-quarters (1.75) percentage points above the Prime Rate (as hereinafter defined), computed on the basis of a 360-day year; provided, however, upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), interest shall accrue on the outstanding principal balance of this Note at a default rate (the "Default Rate") of three and three-quarters (3.75) percentage points above the Prime Rate, and shall be payable on demand. "Prime Rate" means, for any day, the rate of interest per annum (over a year of 360 days) announced by Citibank, N.A. (the "Bank"), from time to time, as its "base rate" (or any successor thereto) in effect on such day. The Prime Rate is not necessarily the lowest rate charged by the Bank. The applicable rate of interest assessed hereunder will be increased or decreased from time to time hereafter in an amount equal to any increase or decrease hereafter made by the Bank in the Prime Rate. A change in the Prime Rate shall be effective on the first day following such change.

3. Prepayment.

         Prepayment may be made under this Note in whole but not in part, subject to the Termination Fee set forth in the Loan Agreement, provided that such prepayment is preceded by not less than five (5) business days prior written notice to FINOVA and accompanied by all accrued and unpaid interest and the full amount of the applicable Termination Fee. Notwithstanding anything herein to the contrary, in the event the Loan Agreement is terminated by Borrower, by FINOVA or by any other person at any time, then the entire unpaid principal balance of this Note, together with all accrued and unpaid interest hereon and the full amount of the applicable Termination Fee, shall become immediately due and payable in full on the effective date of such termination, without presentment, notice or demand of any kind.

4. Events of Defaults.

         The occurrence of any one of the following events shall constitute a default by Borrower under this Note (hereinafter an "Event of Default"):

                  (a) if Borrower fails to pay to FINOVA an installment of principal or interest hereunder when due;

                  (b) if Borrower fails to pay any of its Obligations (as defined in the Loan Agreement) to FINOVA when due and payable or declared due and payable;

                  (c) if Borrower fails or neglects to perform, keep or observe any term, provision, covenant, warranty or representation contained in this Note or the Loan Agreement (other than as referred to in Section 4(a) or Section 4(b)), which is required to be performed, kept or observed by Borrower or if a default occurs under the Loan Agreement; or

                  (d) the occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time or times hereafter delivered to FINOVA by Borrower or by any guarantor of part or all of Borrower's Obligations to FINOVA.

5. Remedies.

         Upon the occurrence of any Event of Default hereunder, in addition to FINOVA's right to charge interest on the Obligations at the Default Rate:

                  (a) at the option of FINOVA, the entire unpaid amount of all of the Obligations, including without limitation the Termination Fee, shall become immediately due and payable without demand, notice or legal process of any kind;

                  (b) FINOVA may, at its option, without demand, notice or legal process of any kind, exercise any and all rights and remedies granted to it by the Loan Agreement or by any other agreement now or hereafter existing between FINOVA and Borrower or between FINOVA and any guarantor of part or all of Borrower's liabilities to FINOVA; and

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



                  (c) FINOVA may at its option exercise from time to time any other rights and remedies available to it under the Uniform Commercial Code or other law of the State of Arizona.

         The remedies of FINOVA as provided herein and in the Loan Agreement shall be cumulative and concurrent, and may be pursued singularly, successively, or together, at the sole discretion of FINOVA. No act of omission or commission of FINOVA, including specifically any failure to exercise any right, remedy or recourse, shall be deemed to be a waiver or release of the same, such waiver or release to be effected only through a written document executed by FINOVA and then only to the extent specifically recited therein. A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

6. General Provisions.

                  (a) Borrower warrants and represents to FINOVA that Borrower has used and will continue to use the loans and advances represented by this Note solely for proper business purposes, and consistent with all applicable laws and statutes.

                  (b) This Note is secured by the Collateral described in the Loan Agreement.

                  (c) Borrower waives presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of FINOVA's rights hereunder, except as specifically provided and called for by this Note, and hereby consents to, and waives notice of, the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of FINOVA to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

                  (d) If this Note is not paid when due or upon the occurrence of an Event of Default, Borrower further promises to pay all costs of collection, foreclosure fees, attorneys fees and expert witness fees incurred by FINOVA, whether or not suit is filed hereon, and the fees, costs and expenses as provided in the Loan Agreement.

                  (e) The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following:

                           (i) the interest rate set forth on the Schedule,
calculated and applied to the principal balance of this Note in accordance with the provisions of this Note;

                           (ii) interest after an Event of Default, calculated
and applied to the amounts due under this Note in accordance with the provisions hereof; and

                           (iii) all Additional Sums (as herein defined), if
any.

Borrower agrees to pay an effective contracted for rate of interest which is the sum of the above-referenced elements. All examination fees, attorneys fees, expert witness fees, letter of credit fees, collateral monitoring fees, closing fees, facility fees, Termination Fees, Minimum Interest


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


Charges, other charges, goods, things in action or any other sums or things of value paid or payable by Borrower (collectively, the "Additional Sums "), whether pursuant to this Note, the Loan Agreement or any other documents or instruments in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, that under any applicable law may be deemed to be interest with respect to this lending transaction, for the purpose of any applicable law that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as, and shall be deemed to be, additional interest and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the inclusion of the Additional Sums.

                  (f) It is the intent of the parties to comply with the usury laws of the State of Arizona (the "Applicable Usury Law "). Accordingly, it is agreed that notwithstanding any provisions to the contrary in this Agreement, or in any of the documents securing payment hereof or otherwise relating hereto, in no event shall this Agreement or such documents require the payment or permit the collection of interest in excess of the maximum contract rate permitted by the Applicable Usury Law (the "Maximum Interest Rate"). In the event:

                           (i) any such excess of interest otherwise would be
contracted for, charged or received from Borrower or otherwise in connection with the loan evidenced hereby;

                           (ii) the maturity of the Obligations is accelerated
in whole or in part; or

                           (iii) all or part of the Obligations shall be
prepaid, so that under any of such circumstances the amount of interest contracted for, shared or received in connection with the loan evidenced hereby, would exceed the Maximum Interest Rate, then in any such event:

                                    (A) the provisions of this Section 6(f)
shall govern and control;

                                    (B) neither Borrower nor any other Person
now or hereafter liable for the payment of the Obligations shall be obligated to pay the amount of such interest to the extent that it is in excess of the Maximum Interest Rate;

                                    (C) any such excess which may have been
collected shall be either applied as a credit against the then unpaid principal amount of the Obligations or refunded to Borrower, at FINOVA's option; and

                                    (D) the effective rate of interest shall be
automatically reduced to the Maximum Interest Rate. It is further agreed, without limiting the generality of the foregoing, that to the extent permitted by the Applicable Usury Law:

                                             (I) all calculations of interest
which are made for the purpose of determining whether such rate would exceed the Maximum Interest Rate shall be made by amortizing, prorating, allocating and spreading during the period of the full stated term of the loan evidenced hereby, all interest at any time contracted for, charged or received from Borrower or otherwise in connection with such loan; and


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                            (II) in the event that the effective rate of
interest on the loan should at any time exceed the Maximum Interest Rate, such excess interest that would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law shall be paid to FINOVA from time to time, if and when the effective interest rate on the loan otherwise falls below the Maximum Interest Rate, to the extent that interest paid to the date of calculation does not exceed the Maximum Interest Rate, until the entire amount of interest which would otherwise have been collected had there been no ceiling imposed by the Applicable Usury Law has been paid in full.

Borrower further agrees that should the Maximum Interest Rate be increased at any time hereafter because of a change in the Applicable Usury Law, then to the extent not prohibited by the Applicable Usury Law, such increases shall apply to all indebtedness evidenced hereby regardless of when incurred; but, again to the extent not prohibited by the Applicable Usury Law, should the Maximum Interest Rate be decreased because of a change in the Applicable Usury Law, such decreases shall not apply to the indebtedness evidenced hereby regardless of when incurred.

                  (g) FINOVA may at any time transfer this Note and FINOVA's rights in any or all collateral securing this Note, and FINOVA thereafter shall be relieved from all liability with respect to such collateral arising after the date of such transfer.

                  (h) This Note shall be binding upon Borrower and its legal representatives, successors and assigns. Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Note shall be prohibited by or invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Note.

7. GOVERNING LAW; WAIVERS.

         THIS NOTE HAS BEEN DELIVERED FOR ACCEPTANCE BY FINOVA IN PHOENIX, ARIZONA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) OF THE STATE OF ARIZONA, AS THE SAME MAY FROM TIME TO TIME BE IN EFFECT, INCLUDING, WITHOUT LIMITATION, THE UNIFORM COMMERCIAL CODE AS ADOPTED IN ARIZONA. BORROWER HEREBY:

                  (a) IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN MARICOPA COUNTY, ARIZONA OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE;

                  (b) WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON BORROWER, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY MESSENGER, CERTIFIED MAIL OR REGISTERED MAIL DIRECTED TO BORROWER AT THE ADDRESS SET FORTH BELOW AND SERVICE SO MADE SHALL BE DEEMED


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
TO BE COMPLETED UPON THE EARLIER OF ACTUAL RECEIPT OR THREE (3) DAYS AFTER THE SAME SHALL HAVE BEEN POSTED TO BORROWER'S ADDRESS;

                  (c) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING;

                  (d) AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW;

                  (e) AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST FINOVA OR ANY OF FINOVA'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE IN ANY COURT OTHER THAN ONE LOCATED IN MARICOPA COUNTY, ARIZONA; AND

                  (f) IRREVOCABLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS NOTE.

         NOTHING IN THIS SECTION SHALL AFFECT OR IMPAIR FINOVA'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR FINOVA'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR BORROWER'S PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

         IN WITNESS WHEREOF, this Note has been executed and delivered as of the date first set forth above.

                                  SOUTH TEXAS DRILLING & EXPLORATION,
                                  INC., a Texas corporation

                                  By:   /s/ WM. STACY LOCKE
                                     --------------------------------------
                                  Name:
                                        -----------------------------------
                                  Title:
                                        -----------------------------------

                                  Federal Taxpayer Identification #: 74-2088619

                                  Address:   9310 Broadway, Building I
                                             San Antonio, Texas 78217


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